SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  June 8, 2007

Intelligroup, Inc.

(Exact Name of Registrant as Specified in Charter)

New Jersey	0-20943	11-2880025

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

499 Thornall Street Edison, New Jersey		08837

(Address of Principal Executive Offices)		(Zip Code)

(732) 590-1600

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(e).  Compensatory Arrangements for Certain Officers.

On June 8, 2007, Intelligroup, Inc. (the “Company”) and its Chief Executive Officer, Vikram Gulati, entered into an amendment (the “Amendment No. 3”) to the Employment Agreement dated June 30, 2005 by and between the Company and Mr. Gulati. The Amendment No. 3 extends the term of the Employment Agreement by a period of twelve months. All other terms and conditions remain in full force and effect.

ITEM 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit 10.1 – Amendment No. 3 to Employment Agreement dated June 30, 2005, between Intelligroup, Inc. and Vikram Gulati.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTELLIGROUP, INC.

By:	/s/ Alok Bajpai

Name:	Alok Bajpai
Title:	Chief Financial Officer and Treasurer

Date: June 12, 2007